SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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[ ]	Definitive Additional Materials
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The Henlopen Fund
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
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5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE HENLOPEN FUND
Longwood Corporate Center South
Suite 213
415 McFarlan Road
Kennett Square, Pennsylvania 19348
www.henlopenfund.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF THE HENLOPEN FUND
TO BE HELD THURSDAY, JUNE 9, 2005

To The Henlopen Fund Shareholders:

        We invite you to attend a special meeting (the “Special Meeting”) of shareholders of The Henlopen Fund (the “Fund”), a series of The Henlopen Fund, a Delaware statutory trust (the “Trust”). The Special Meeting will be held at Longwood Corporate Center South, Suite 213, 415 McFarland Road, Kennett Square, Pennsylvania, on Thursday, June 9, 2005, at 9:00 a.m., local time, for the following purposes:

1.	to approve a new investment advisory agreement;

2.	to elect four trustees of the Trust; and

3.	to consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.

        We have enclosed with this proxy statement a proxy card solicited by our Board of Trustees. Your vote is important, no matter how many shares you own. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

        We look forward to seeing you at the Special Meeting.

THE HENLOPEN FUND
By:	/s/ Bruce V. Vogenitz
Bruce V. Vogenitz Secretary

Kennett Square, Pennsylvania
May 6, 2005

FREQUENTLY ASKED QUESTIONS

Why have I received this proxy statement?

        Our Board of Trustees (the “Board”) has sent you this proxy statement to ask for your vote as a shareholder of the Fund regarding (i) the approval of a new investment advisory agreement and (ii) the election of four trustees to the Board.

        Landis Associates LLC (“Landis”), the current investment adviser to the Fund, has entered into an agreement with Hennessy Advisors, Inc. (“Hennessy Advisors”), pursuant to which Hennessy Advisors will, subject to certain conditions, purchase Landis’s mutual fund investment advisory business (the “Transaction”). It is a condition to the closing of the Transaction that (a) the new investment advisory agreement between the Trust, on behalf of the Fund, and Hennessy Advisors is approved (see Proposal 1) and (b) the four directors of the other investment companies advised by Hennessy Advisors are elected as trustees of the Fund (see Proposal 2).

Who is entitled to vote?

        If you owned shares of the Fund as of the close of business on the record date of April 15, 2005 (the “Record Date”), then you are entitled to vote. You will be entitled to one vote per share for each share that you own on the Record Date.

How do I vote my shares?

        For your convenience, you may vote your shares in the following four ways.

        In Person: You may vote your shares in person at the Special Meeting if you attend.

        By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

        By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

        Via the Internet: You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

How will proxies be solicited?

        We will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. These officers and employees will not be paid specifically for soliciting proxies. Hennessy Advisors will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund. Hennessy Advisors will retain, at its expense, D.F. King & Co., Inc. to assist in the solicitation of proxies. To reduce expenses and duplicate mail, we will send only one copy of this proxy statement to each household address (i.e., householding) unless we have received contrary instructions. If you share an address with another shareholder, but wish to receive a separate copy of this proxy statement, please call 1-800-922-0224 or write The Henlopen Fund, Longwood Corporate Center South, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, Attention: Corporate Secretary and we will promptly send you a separate copy.

How many shares of the Fund are entitled to vote?

        As of the Record Date, the number of shares of the Fund that were entitled to vote at the Special Meeting was 10,365,539.

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What happens if other matters come up at the Special Meeting?

        The matters described in this proxy statement are the only matters that we know of that will be voted on at the Special Meeting. If other matters are properly presented at the Special Meeting, the proxyholders named in the proxy card will vote your shares as they see fit.

What happens if one of the voting items obtains a sufficient number of votes but the other voting item does not?

        The approval of the new investment advisory agreement and the election of the four trustee nominees are expressly conditioned upon each other. In other words, for example, if all four of the trustee nominees receive a sufficient number of votes but the new investment advisory agreement does not, then the trustee nominees will not take office and the new investment advisory agreement will not become effective. In addition, even if both proposals receive a sufficient number of votes, the new investment advisory agreement will not take effect and the four trustee nominees will not take office unless and until the Transaction closes.

What happens if the Special Meeting is adjourned?

        The Special Meeting could be adjourned if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve a proposal are not received. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

What constitutes a quorum?

        A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to the proposals, a quorum is present if shareholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting are present in person or by proxy.

Is the change in investment advisers a taxable transaction?

        The proposed change in investment advisers is a non-event for tax purposes and thus, is not a taxable transaction. However, the change in investment strategy will result in gains or losses being realized by the Fund as a result of current Fund assets being sold. If gains are realized by the Fund, then to the extent they are not reduced by capital loss carryforwards, such gains would ultimately be distributed to the Fund’s shareholders and would be taxable at that time.

What happens if I sign and return my proxy card but do not mark my vote?

        Michael L. Hershey and Bruce V. Vogenitz, as proxies, will vote your shares “for” the new investment advisory agreement and “for” the four proposed trustee nominees.

May I revoke my proxy?

        You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting. Your attendance at the Special Meeting does not automatically revoke your proxy.

Who will count the votes?

        Management Information Services, 60 Research Road, Hingham, Massachusetts 02043, will count the votes and act as inspector of elections.

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THE HENLOPEN FUND
Longwood Corporate Center South
Suite 213
415 McFarlan Road
Kennett Square, Pennsylvania 19348
www.henlopenfund.com

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, JUNE 9, 2005

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Henlopen Fund (the “Fund”), a series of The Henlopen Fund, a Delaware statutory trust (the “Trust”), to be voted at the Special Meeting of Shareholders (the “Special Meeting”), to be held at Longwood Corporate Center South, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, on Thursday, June 9, 2005, at 9:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The mailing of the Notice of Special Meeting, this proxy statement and the accompanying proxy card will take place on or about Friday, May 6, 2005.

        Landis Associates LLC (“Landis”), the current investment adviser to the Fund, and Michael L. Hershey, a member and President of Landis, have entered into agreements with Hennessy Advisors, Inc. (“Hennessy Advisors”), pursuant to which Hennessy Advisors will, subject to certain conditions, purchase Landis’s mutual fund investment advisory business (the “Transaction”). It is a condition to the closing of the Transaction that (i) the new investment advisory agreement between the Trust, on behalf of the Fund, and Hennessy Advisors is approved (see Proposal 1) and (ii) the four directors of the other investment companies advised by Hennessy Advisors are elected as trustees of the Fund (see Proposal 2). Under the terms to which the Transaction is subject and subject to certain adjustments, Hennessy Advisors will pay at closing to both Michael L. Hershey, individually, and to Landis, an aggregate amount equal to 2.25% of the net asset value of the Trust as of the close of business on the business day immediately prior to the date of closing. Michael L. Hershey therefore has both a direct and an indirect (as a 90% beneficial owner of Landis) interest in the Transaction based on the consideration that he will receive and thus, has an interest in the approval of the new investment advisory agreement and the election of all four trustee nominees. Michael L. Hershey currently serves as Chairman of the Board of the Trust and as the Fund's President and Chief Compliance Officer. Michael L. Hershey currently serves as Chairman of the Board of the Trust and as the Fund's President and Chief Compliance Officer.

        Proxies will be solicited by mail, telephone, telegraph and personally. Hennessy Advisors will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund. You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting. Your attendance at the Special Meeting does not automatically revoke your proxy.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        As of the record date of April 15, 2005 (the “Record Date”), the officers, current trustees and trustee nominees of the Fund as a group (ten persons) owned an aggregate of less than 1% of the then outstanding shares of the Fund.

        As of the Record Date, the following shareholders beneficially owned more than 5% of the then outstanding shares of the Fund:

Name and Address	Number of Shares
of Beneficial Owner	Beneficially Owned	Percentage Ownership
Charles Schwab & Co. Inc.	6,396,939	61.71%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
National Financial Services Corporation	1,715,322	16.55%
200 Liberty Street
1 World Financial Center NYSD
New York, NY 10281-1003

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY CONTRACT

Introduction

        Landis Associates LLC, Longwood Corporate Center South, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, currently acts as the investment adviser to the Fund pursuant to an Investment Advisory Agreement, dated as of October 29, 1992, between the Trust and Landis (the “Current Agreement”). The Current Agreement was entered into as part of the initial organization of the Fund in 1992. The Board most recently provided its annual approval of the Current Agreement on September 16, 2004.

        On June 22, 2004 the Securities and Exchange Commission (“SEC”) filed a civil action in the United States District Court for the Eastern District of Pennsylvania against, among others, Landis and Michael L. Hershey. The SEC alleges in the complaint that Landis and Mr. Hershey violated certain federal securities laws by breaching their fiduciary duty to a wealthy private client in connection with investments made by the client in a private company between 1998 and 2001. The SEC is seeking an injunction against Landis and Mr. Hershey for violating the federal securities laws it alleges were violated in connection with such private client’s investments.

        The allegations raised in the complaint do not involve the Fund or the type of investments that the Fund makes. If the court issues the injunction requested by the SEC, Landis would no longer be eligible to serve as the Fund’s investment adviser and Mr. Hershey would no longer be eligible to serve as an officer or trustee of the Fund. Landis and Mr. Hershey have advised the Fund that they deny all allegations of wrongdoing, intend to vigorously contest the allegations raised by the SEC and believe they will be successful in their defense.

        Landis and Mr. Hershey have entered into agreements with Hennessy Advisors, Inc., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945, pursuant to which Hennessy Advisors will, subject to certain conditions, purchase Landis’s mutual fund investment advisory business. Because Landis cannot assign the Current Agreement to a new investment adviser, it is necessary for the Trust, on behalf of the Fund, to enter into a new investment advisory agreement to retain Hennessy Advisors to act as the investment adviser to the Fund after the closing of the Transaction. On April 5, 2005, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Hennessy Advisors (the “New Agreement”). The New Agreement will become effective as of July 1, 2005, contingent upon the approval of the New Agreement and the election of all four trustee nominees by the Fund’s shareholders at the Special Meeting and also upon the closing of the Transaction.

Description of the New Agreement and Comparison of New Agreement and Current Agreement

        Under the New Agreement, Hennessy Advisors will provide investment advisory services to the Fund. The New Agreement has an initial term of two years and thereafter will remain in effect as long as its continuance is specifically approved at least annually by (a) the trustees of the Fund or by the vote of the majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”); and (b) a majority of the trustees of the Fund who are not parties to the New Agreement or interested persons of the Trust or Hennessy Advisors as that term is defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The New Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by the vote of a majority of the Fund’s shareholders, on 60 days’ written notice to Hennessy Advisors and by Hennessy Advisors on the same notice to the Fund. The New Agreement also provides that it will terminate automatically if it is assigned within the meaning of the 1940 Act.

        Similar to the Current Agreement, the New Agreement provides that Hennessy Advisors, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, and will pay the salaries and fees of all officers and trustees of the Fund (except the fees paid to trustees who are not interested persons of the Fund, as that term is defined in the 1940 Act), and will bear all sales and promotional expenses of the Fund, including the printing and distribution cost of prospectuses mailed to persons other than existing shareholders. For its services to the Fund under the New Agreement, Hennessy Advisors will receive an annual fee, payable monthly, of 0.74% of the Fund’s average daily net assets. In comparison, Landis receives an annual fee, payable monthly, of 1.00% of the Fund’s average daily net assets.

        Also similar to the Current Agreement, the New Agreement provides that Hennessy Advisors will not be liable to the Fund or the Fund’s shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The New Agreement also provides that Hennessy Advisors and the officers, trustees and employees of Hennessy Advisors may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

        The principal respect in which the New Agreement differs from the Current Agreement is that the annual fees payable to Hennessy Advisors under the New Agreement will be 0.74% of the Fund’s average net daily assets, whereas the annual fees payable to Landis under the Current Agreement are 1.00% of the Fund’s average net daily assets. In addition, pursuant to an agreement separate from the New Agreement, Hennessy Advisors has agreed to waive a portion of its annual fees and/or to reimburse the Fund to the extent necessary to ensure that total annual operating expenses do not exceed 1.25% of the Fund’s average daily net assets annually through June 30, 2006. Any fee waivers or expense reimbursements made by Hennessy Advisors are subject to reimbursement by the Fund if requested by Hennessy Advisors in the three subsequent fiscal years, provided that the aggregate amount actually paid by the Fund towards total annual operating expenses (taking into account the reimbursement) does not exceed the limitation on Fund expenses. In comparison, Landis has previously agreed to waive its annual fee only to the extent necessary to ensure that total annual operating expenses do not exceed 2.00% of the Fund’s average daily net assets annually. During the fiscal year ended June 30, 2004, the Fund paid investment advisory fees of $1,904,016 to Landis. Had the New Agreement been in effect, the Fund would have paid investment advisory fees of $1,408,972, or 26% less than the fees actually paid. Investment advisory fees would have been lower under the New Agreement because the investment advisory fees payable under the New Agreement are 26 basis points (0.26%) less than the investment advisory fees payable under the Current Agreement. For the reasons discussed below, the Board believes that it is in the best interests of the Fund and the Fund’s shareholders to replace the Current Agreement with the New Agreement.

        The foregoing description of the New Agreement is qualified in its entirety by reference to Exhibit A attached hereto.

        In connection with the New Agreement, the Fund would also enter into a Servicing Agreement with Hennessy Advisors (the “Servicing Agreement”), pursuant to which Hennessy Advisors would provide administrative support services to the Fund consisting of:

•	maintaining an “800” number that shareholders may call to ask questions about the Fund or their accounts with the Fund;

•	assisting shareholders in processing exchange and redemption requests;

•	assisting shareholders in changing dividend options, account designations and addresses;

•	responding generally to questions of shareholders; and

•	providing such other similar services as the Fund may request.

For these services, the Fund would pay an annual fee to Hennessy Advisors equal to 0.10% of the Fund’s average daily net assets. By its terms, the Servicing Agreement could be terminated by either the Fund or Hennessy Advisors upon 60 days’ written notice to the other party, and would be terminated if its continuance is not approved at least annually by a majority of the Independent Trustees.

Allocation of Fees and Expenses

        Under both the Current Agreement and the New Agreement, the Fund pays all of its own expenses, including, without limitation: (i) the cost of preparing and printing its registration statement required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto; (ii) the expense of registering its shares with the SEC and qualifying them for sale in the various states; (iii) the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements; (iv) the cost of trustee and officer liability insurance; (v) interest charges; (vi) brokerage charges; (vii) expenses incurred in connection with portfolio transactions; (viii) fees of Independent Trustees; (ix) salaries of administrative and clerical personnel; (x) association membership dues; (xi) auditing and accounting services; (xii) fees and expenses of the custodian of the Fund’s assets; (xiii) expenses of calculating the net asset value and repurchasing or redeeming shares; and (xiv) charges and expenses of dividend disbursing agents, registrars and share transfer agents, including the costs of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        The following tables show (a) the fees that you may pay as a shareholder of the Fund under the Current Agreement and the New Agreement and (b) the actual operating expenses expressed as a percentage of average daily net assets incurred by the Fund during the fiscal year ended June 30, 2004 under the Current Agreement and the operating expenses expressed as a percentage of average daily net assets that would have been incurred by the Fund had the New Agreement been in effect for the same period (pro forma expenses):

	Fiscal Year Ended June 30, 2004	Pro Forma
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends and distributions	None	None
Redemption fee (as a percentage of amount redeemed)	1.00%(1)	1.50%(2)
Exchange fee (as a percentage of amount exchanged)	None	1.50%(2)
Maximum Account Fee	None	None

(1)	If you redeem shares you have owned for less than 30 days, the Fund will deduct a fee of 1.00% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The Fund’s transfer agent charges a fee of $15.00 for each wire redemption.

(2)	If the New Agreement is approved, all four trustee nominees are elected and the Transaction closes, the Fund will adopt the redemption and exchange policies currently in effect for the other investment companies advised by Hennessy Advisors. Pursuant to such policies, if you exchange or redeem shares you have owned for less than three months, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. Additionally, the Fund will retain the transfer agent used by the other investment companies advised by Hennessy Advisors, which charges a fee of $15.00 for each wire redemption and $5.00 for each telephone exchange.

	Fiscal Year Ended June 30, 2004	Pro Forma
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	1.00%	0.74%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.38%	0.51%
Shareholder Servicing Fees	0.00%	0.10%
All Remaining Other Expenses	0.38%	0.41%
Total Gross Expenses	1.38%	1.25%
Less Expense Waiver/Reimbursement	0.00%	0.00%

Total Annual Fund Operating Expenses	1.38%(1)	1.25%

(1)	For the six-month period from July 1, 2004 through December 31, 2004, the Fund’s Total Annual Fund Operating Expenses on an annualized basis were 1.27%.

Example

        This Example is intended to help you compare the cost of investing in the Fund under the Current Agreement and the New Agreement with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Current Agreement	$ 141	$ 437	$ 755	$1,657
New Agreement	$ 127	$ 397	$ 686	$1,511

Description of Hennessy Advisors

        Hennessy Advisors has been providing investment advisory services since 1989. Hennessy Advisors currently acts as the investment adviser for five other mutual funds: the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund, series of The Hennessy Mutual Funds, Inc., and the Hennessy Total Return Fund and Hennessy Balanced Fund, series of The Hennessy Funds, Inc. (collectively, the “Hennessy Funds”).

        Neil J. Hennessy will be primarily responsible for day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Hennessy has been the President and a Director of Hennessy Advisors, a registered investment adviser, since its organization in 1989. Mr. Hennessy controls Hennessy Advisors through his ownership of 40.0% of the outstanding voting securities of Hennessy Advisors. For information regarding the other officers and directors of Hennessy Advisors, see the table beginning on page 16.

        If the New Agreement is approved, all four trustee nominees are elected and the Transaction closes, Hennessy Advisors will change the Fund’s investment strategy as described below under “Change in Investment Strategy.” This new investment strategy is similar to the investment strategy of two mutual funds currently advised by Hennessy Advisors. The name of each such fund, together with information regarding each such fund’s assets, annual fees paid (as a percentage of average daily net assets) to Hennessy Advisors for investment advisory services and current expense waiver arrangements are set forth below:

	Cornerstone Growth Fund	Focus 30 Fund
Assets Under Management	$869 million	$50 million
Compensation as a Percentage of Net Assets	0.74%	1.00%
Expense Waiver(1)	1.50%	1.45%

(1)	Hennessy Advisors has agreed to waive a portion of its investment advisory fees for the Cornerstone Growth Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.50% annually through June 30, 2005. Hennessy Advisors has agreed to waive a portion of its investment advisory fees for the Focus 30 Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.45% annually until such contractual limitation is terminated by the Board of Directors of The Hennessy Mutual Funds, Inc.

Change in Investment Strategy

        If the New Agreement is approved, all four trustee nominees are elected and the Transaction closes, the Fund will change its name to the Hennessy Cornerstone Growth Fund, Series II and will retain the Fund’s current investment objective of long-term capital appreciation, but will adopt the following new investment strategy.

        Investment Strategy. The Fund will invest in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy® (the “Strategy”). The Strategy has historically selected small-cap companies. In comparison, the Fund currently invests a large portion of its assets in small and medium sized companies. From a universe of stocks with market capitalization exceeding $134 million, the Cornerstone Growth Strategy selects the 50 common stocks with the highest one-year price appreciation as of the date of purchase that also meet the following criteria:

(1)	Price-to-sales ratio below 1.5[1]: This value criteria helps to uncover relative bargains. The Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company’s potential value.

(2)	Annual earnings that are higher than the previous year: While sales may be the best indicator of a company’s value, the Strategy considers improvement in long-term earnings beneficial as an indicator of a company’s financial strength.

(3)	Positive stock price appreciation, or relative strength, over the past three and six-month periods: Historically, relative strength has been one of the most influential growth variables in predicting which stocks will outperform the market.

[1]	Price-to-sales ratio is a tool for calculating a stock’s valuation relative to other companies. It is calculated by dividing a stock’s current price by the company’s most recent 12 months of sales.

        Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund will select its stocks from the universe of stocks in the Standard & Poor’s Compustat® Database that have market capitalization exceeding $134 million. The Compustat® Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.2

        When the Fund begins utilizing the Strategy, it will purchase 50 stocks as dictated by the Strategy, based on information at that time. The Fund’s holdings of each stock in its portfolio will be initially weighted equally by dollar amount, with 2% of the portfolio’s assets invested in each of 50 stocks. Similarly, the Fund currently follows a strategy whereby initial investments in a stock rarely exceed 2% of the Fund’s assets. Annually the universe of stocks will be re-screened using the Strategy. Stocks meeting the Strategy’s criteria not currently in the portfolio will be purchased, and stocks that no longer meet the criteria will be sold. Holdings of all stocks in the Fund that continue to meet the criteria will be appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

[2]	Although S&P Compustat obtains information for inclusion in or for use in the Compustat® Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the Compustat® Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Fund, or any other persons or entity from the use of the Compustat® Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat® Database. “Standard & Poor” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Fund.

        Through this Strategy, the Fund will offer a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. In contrast to the current approach of Landis, which is to monitor investments on a daily basis, Hennessy Advisors expects that stocks held in the Fund’s portfolio will remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if Hennessy Advisors determines that earnings or other information that form the basis for selecting a stock are false or incorrect, it reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund’s portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

        Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of Hennessy Advisors, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy.

            Foreign Securities. The Fund will continue to be permitted to invest in foreign securities traded in the U.S. and American Depository Receipts, or “ADRs,” which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund’s portfolio and may enhance return, but they also involve some special risks, as described under “Principal Risks.”

        Principal Risks. The principal risks of investing in the Fund will change with the change in investment strategy. The principal risks of investing in the Fund following the change in investment strategy include the following:

            Market Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

            Formula Investing Risk: The Fund will adhere to its Strategy during the course of the year, subject to applicable SEC requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund’s portfolio will be rebalanced annually in accordance with its Strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.

           Small and Medium Sized Companies Risk: The Fund will invest in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

            Foreign Securities Risk: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

            Historical Performance of the Cornerstone Growth Strategy®. The following charts compare the total return of the Strategy with the returns of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). The performance shown is that of a hypothetical portfolio managed in accordance with the dictates of the Strategy for the historical periods indicated.

        The hypothetical returns have been developed and tested by Hennessy Advisors, but have not been verified by any third party and are unaudited. The performance information is based on data supplied by Hennessy Advisors or from statistical services, reports or other sources which Hennessy Advisors believes are reliable.

        Actual performance of the Fund following the change in investment strategy may differ from the performance of the hypothetical portfolio for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund’s portfolio may be weighted equally at all times due to appreciation or depreciation in a stock’s value; purchases and sales of stocks for the Fund’s portfolio are likely to occur between annual rebalancing due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; in managing the Fund, Hennessy Advisors may make limited modifications to the Strategy as necessary to comply with federal tax laws; the returns of the portfolio do not reflect the fees, commission costs or expenses borne by the Fund. The performance of the hypothetical portfolio would have been lower if the fees, commission costs and expenses had been deducted.

        For the hypothetical portfolio, returns do not represent actual trading or reflect the impact that material economic and market factors might have had on the decision-making of Hennessy Advisors under actual circumstances. However, except as described above, Hennessy Advisors can presently foresee no circumstance that would cause deviation from the Strategy in managing the Fund. The returns set forth below reflect reinvestment of dividends and other earnings. Past performance, hypothetical or actual, does not guarantee future results. Average annual return represents the annual rate, which, if earned each year in a multiple year period, would produce the cumulative rate of return over that period.

HENNESSY CORNERSTONE GROWTH STRATEGY

	1990	1991	1992	1993	1994	1995	1996	1997

Cornerstone Growth	-3.45%	71.27%	21.14%	33.81%	-3.96%	46.66%	21.06%	34.63%
Strategy

S&P 500 Index	-3.17%	30.55%	7.67%	9.99%	1.31%	37.43%	23.07%	33.36%

	1998	1999	2000	2001	2002	2003	2004

Cornerstone Growth	6.11%	28.26%	14.51%	4.43%	-14.99%	88.84%	18.36%
Strategy

S&P 500 Index	28.58%	21.04%	-9.10%	-11.89%	-22.10%	26.68%	10.88%

Required Vote

        The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of the New Agreement. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the New Agreement if (ii) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the New Agreement regardless of whether (i) or (ii) above is applicable. If the shareholders of the Fund do not approve the New Agreement, the Current Agreement will remain in effect and the Board will consider such alternative actions, if any, as are in the best interests of the Fund.

        The approval of the New Agreement is expressly conditioned upon the election of the four trustee nominees and the closing of the Transaction. If the New Agreement is approved by the Fund’s shareholders, but the four trustee nominees do not receive a plurality of the votes cast, the Transaction will not close, the Current Agreement will remain in effect and the trustee nominees will not take office. Likewise, if the New Agreement is approved by the Fund’s shareholders and the four trustee nominees receive a plurality of the votes cast but the Transaction does not close, the Current Agreement will remain in effect and the trustee nominees will not take office. Under either of these circumstances, the Board will consider such alternative actions, if any, as are in the best interests of the Fund.

Recommendation

        At a meeting of the Board held on April 5, 2005, the Board of the Trust, including all of the Independent Trustees, approved the New Agreement.

        In reaching a decision to engage Hennessy Advisors as the Fund’s investment adviser, the Board, including all of the Independent Trustees, considered (1) the nature, extent and quality of the services to be provided by Hennessy Advisors as compared to the nature, extent and quality of the services currently provided by Landis; (2) the performance of the Fund over various periods as compared to the Hennessy Cornerstone Growth Fund and other funds managed by Hennessy Advisors, as well as the performance of the Hennessy Cornerstone Growth Fund over various periods as compared to the relevant Lipper category averages; (3) the lower compensation to be paid under the New Agreement and the fairness of such compensation in light of the services to be provided as compared to that of Landis and the average compensation paid by mutual funds in the relevant Lipper category; (4) the lower expense ratio of the Fund under the New Agreement as compared to the Fund’s current expense ratio and the average expense ratio for mutual funds in the relevant Lipper category, as well as Hennessy Advisors’ agreement to waive fees and reimburse expenses to the extent necessary to maintain the expense ratio under the New Agreement through June 30, 2006; (5) the qualifications of Hennessy Advisors’ personnel, portfolio management capabilities and investment methodologies; (6) Hennessy Advisors’ operations, compliance program, policies with respect to trade allocation and brokerage practices and Code of Ethics; (7) the financial condition of Hennessy Advisors; (8) the personal investment by Neil J. Hennessy, the President of Hennessy Advisors, in the mutual funds managed by the firm; (9) the costs for the services to be provided by Hennessy Advisors and Hennessy Advisors’ profitability for the year ended September 30, 2004 in managing the Hennessy Funds and its estimated profitability in managing the Fund; (10) the extent to which economies of scale are relevant given the Fund’s current asset size and current asset growth potential; (11) the appropriateness of the selection of Hennessy Advisors and the employment of the new investment strategy, which represents a formulaic approach to the Fund’s current investment strategy; and (12) the benefits that Fund shareholders will realize by being part of the Hennessy Funds family, including the ability to purchase shares of the Fund on over 1500 platforms, to exchange into other Hennessy Funds and an unaffiliated money market fund, and to have access to the administrative suppport services provided by Hennessy Advisors (subject, with respect to such services, to a servicing fee).

        Prior to approving the New Agreement, the Independent Trustees met in executive session with their independent counsel to discuss and consider the selection of Hennessy Advisors and the terms and conditions of the New Agreement. They also discussed and considered the written information that had been provided to them in advance of the Board meeting relating to Hennessy Advisors and its personnel, operations, financial condition, philosophy of management and performance and the additional related information that had been provided by Hennessy Advisors’ during its presentation at the meeting.

        During the course of its deliberations, the Board, including all of the Independent Trustees, reached the following conclusions regarding Hennessy Advisors and the New Agreement, among others:

•	Prior Fund Performance. Hennessy Advisors has demonstrated its abilities as an investment adviser while serving as the investment adviser to the Hennessy Funds. In particular, Hennessy Advisors is qualified to manage the Fund’s assets in accordance with the new investment strategy based on Hennessy Advisors’ performance in managing the Hennessy Cornerstone Growth Fund.

•	Investment Advisory Fees. The fees paid by the Fund under the New Agreement are lower than both the fees paid by the Fund under the Current Agreement and the average fees paid by mutual funds in the relevant Lipper category.

•	Total Expense Ratio. The expense ratio of the Fund will be lower under the New Agreement, as Hennessy Advisors will enter into an Operating Expenses Limitation Agreement with the Trust, on behalf of the Fund, and will be lower than the average expense ratio for mutual funds in the relevant Lipper category.

•	Services Rendered by Hennessy Advisors. The services to be performed by Hennessy Advisors under the New Agreement are substantially the same as the services performed by Landis under the Current Agreement.

•	Profits. The estimated profits to be realized by Hennessy Advisors from its relationship with the Fund are not excessive.

•	Economies of Scale. Given the Fund’s current asset size and current potential for asset growth, economies of scale are not a relevant consideration at this time.

        Thus, based upon its review, the Board concluded that the New Agreement is reasonable, fair and in the best interests of the Fund and the Fund’s shareholders, and the fees provided under the New Agreement are fair and reasonable. Accordingly, the Board recommends a vote “FOR” the New Agreement.

PROPOSAL 2:  ELECTION OF TRUSTEES

Trustee Nominees

        At the Special Meeting, four trustees will be elected to hold office until their respective successors are chosen and qualified. The current trustees of the Trust have nominated four persons for election. Each trustee nominee currently serves as a director of the Hennessy Funds. As proxies, Michael L. Hershey and Bruce V. Vogenitz intend to vote for the election of all of the Board’s nominees and any other person that the Board may recommend in place of a nominee if that nominee becomes unable to serve as a trustee before the Special Meeting. Each nominee has consented to being named as a nominee and to serve if elected (contingent on the approval of the New Agreement, the election of all four trustee nominees and the closing of the Transaction).

        The following table includes certain important information regarding the trustee nominees:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee (1)	Other Directorships Held by Trustee or Nominee for Trustee
“Disinterested Persons”

J. Dennis DeSousa	Trustee	Indefinite, until	Currently a real estate	6	None.
Age: 68	Nominee	successor elected	investor.
Address:
c/o Hennessy Advisors, Inc.		Not applicable
The Courtyard Square
750 Grant Avenue
Suite 100
Novato, CA 94945

Robert T. Doyle	Trustee	Indefinite, until	Currently the Sheriff of	6	None.
Age: 57	Nominee	successor elected	Marin County, California
Address:			(since 1996) and has been
c/o Hennessy Advisors, Inc.		Not applicable	employed in the Marin
The Courtyard Square			County Sheriff’s Office
750 Grant Avenue			in various capacities
Suite 100			since 1969.
Novato, CA 94945

(1)	If all four trustee nominees are elected, the New Agreement is approved and the Transaction closes, there will be six portfolios in the fund complex overseen by the trustee nominees: (a) the Fund; (b) the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund, series of The Hennessy Mutual Funds, Inc.; and (c) the Hennessy Total Return Fund and Hennessy Balanced Fund, series of The Hennessy Funds, Inc.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee (1)	Other Directorships Held by Trustee or Nominee for Trustee
Gerald P. Richardson	Trustee	Indefinite, until	Chief Executive Officer and	6	None.
Age: 58	Nominee	successor elected	owner of ORBIS Payment
Address:			Services since January 2001;
c/o Hennessy Advisors, Inc.		Not applicable	and in 2000, Mr. Richardson
The Courtyard Square			was an independent consultant.
750 Grant Avenue
Suite 100
Novato, CA 94945

“Interested Persons”

Neil J. Hennessy(2)	Trustee	Indefinite, until	President, Chairman, CEO	6	Director
Age: 49	Nominee	successor elected	and Portfolio Manager of		of
Address:			Hennessy Advisors		Hennessy
c/o Hennessy Advisors, Inc.		Not applicable	since 1989; President of	Advisors.
The Courtyard Square			The Hennessy Mutual Funds,
750 Grant Avenue			Inc. and The Hennessy
Suite 100			Funds, Inc. since 1996.
Novato, CA 94945

(1)	If all four trustee nominees are elected, the New Agreement is approved and the Transaction closes, there will be six portfolios in the fund complex overseen by the trustee nominees: (a) the Fund; (b) the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund, series of The Hennessy Mutual Funds, Inc.; and (c) the Hennessy Total Return Fund and Hennessy Balanced Fund, series of The Hennessy Funds, Inc.
(2)	If all four trustee nominees are elected, the New Agreement is approved and the Transaction closes, Mr. Hennessy will be an interested person (as defined in the 1940 Act) of the Trust because he is a director, officer and shareholder of Hennessy Advisors.

        The following table includes certain important information regarding the current officers of the Fund:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
“Interested Persons”

Michael L. Hershey	President and	1 year	Chairman, President,	Not	Not
Age: 65	Chief Compliance		Treasurer and Secretary	applicable.	applicable.
Address:	Officer	President for	of Landis.
Longwood Corporate		13 years
Center South
Suite 213		Chief Compliance
415 McFarlan Road		Officer for 1
Kennett Square, PA 19348		year

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee

Bruce V. Vogenitz	Vice	1 year	Vice President of Landis	Not applicable.	Not
Age: 39	President and		since 1998.		applicable.
Address:	Secretary	7 years
Longwood Corporate
Center South
Suite 213
415 McFarlan Road
Kennett Square, PA 19348

Camille F. Wildes	Vice	1 year term	Vice President of Fiduciary	Not applicable.	Not
Age: 52	President and		Management, Inc. (provider		applicable.
Address:	Treasurer	Vice President	of administrative services
c/o Fiduciary		for 11 years	to the Trust)
Management, Inc.
100 East Wisconsin Avenue		Treasurer for
Milwaukee, WI 53202		4 years

        If all four trustee nominees are elected (and the New Agreement is approved), the above described current officers will resign and the following persons, each of whom is a current officer of the Hennessy Funds, will be elected by the new trustees as officers of the Fund:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
“Interested Persons”

Neil J. Hennessy(1)	President	1 year term	President, Chairman, CEO	Not applicable.	Director
Age: 49			and Portfolio Manager of		of
Address:		Not applicable	Hennessy Advisors since 1989;		Hennessy
c/o Hennessy Advisors, Inc.			President of The Hennessy	Advisors.
The Courtyard Square			Mutual Funds, Inc. and The
750 Grant Avenue			Hennessy Funds, Inc. since
Suite 100			1996.
Novato, CA 94945

(1)	If appointed as officers of the Trust, all of the proposed officers of the Trust and employees of Hennessy Advisors will be interested persons (as defined in the 1940 Act) of the Trust.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Frank Ingarra, Jr.(1)	Assistant	1 year term	Assistant Portfolio Manager	Not	Not
Age: 33	Portfolio		for Hennessy Advisors from	applicable.	applicable.
Address:	Manager	Not applicable	March 2002 to the present;
c/o Hennessy Advisors, Inc.	and Vice		from August 2000 through
The Courtyard Square	President		March 2002, Mr. Ingarra was
750 Grant Avenue			the head trader for Hennessy
Suite 100			Advisors; from August 2002 to
Novato, CA 94945			the present, Mr. Ingarra has
been a Vice President of The
Hennessy Mutual Funds, Inc.
and The Hennessy Funds, Inc.;
and from July 1999 through
August 2000, Mr. Ingarra was
the Vice President and lead
trader for O’Shaughnessy
Capital Management.

Harry F. Thomas(1)	Chief	1 year term	Chief Compliance Officer for	Not	Not
Age: 58	Compliance		Hennessy Advisors since 2004;	applicable.	applicable.
Address:	Officer	Not applicable	retired business executive
c/o Hennessy Advisors, Inc.			from 2001 through 2004;
The Courtyard Square			director of The Hennessy
750 Grant Avenue			Mutual Funds, Inc. and The
Suite 100			Hennessy Funds, Inc. from
Novato, CA 94945			2000 to May 2004; and
Managing Director of Emplifi,
Inc., a consulting firm, from
1999 through 2001.

Teresa M. Nilsen(1)	Executive	1 year term	Currently Executive Vice	Not	Director
Age: 39	Vice		President, Chief Financial	applicable.	of
Address:	President	Not applicable	Officer and Secretary of		Hennessy
c/o Hennessy Advisors, Inc.	and		Hennessy Advisors; Ms. Nilsen		Advisors.
The Courtyard Square	Treasurer		has been the corporate
750 Grant Avenue			secretary and a financial
Suite 100			officer of Hennessy Advisors
Novato, CA 94945			since 1989; Ms. Nilsen has
been an officer of The
Hennessy Mutual Funds, Inc.
and The Hennessy Funds, Inc.
since 1996, and is currently
Executive Vice President and
Treasurer.

Daniel B. Steadman(1)	Executive	1 year term	Executive Vice President of	Not	Director
Age: 49	Vice		Hennessy Advisors from 2000	applicable.	of
Address:	President	Not applicable	to the present; Vice		Hennessy
c/o Hennessy Advisors, Inc.	and		President of Westamerica Bank		Advisors.
The Courtyard Square	Secretary		from 1995 through 2000; Mr.
750 Grant Avenue			Steadman has been Executive
Suite 100			Vice President and Secretary
Novato, CA 94945			of The Hennessy Mutual Funds,
Inc. and The Hennessy Funds,
Inc. since 2000.

(1)	If appointed as officers of the Trust, all of the proposed officers of the Trust and employees of Hennessy Advisors will be interested persons (as defined in the 1940 Act) of the Trust.

Ownership of Trustee Nominees

        The following table sets forth the dollar range of shares of the Fund beneficially owned by each trustee nominee as of the Record Date:

Name of Trustee Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(1)
“Disinterested Persons”
J. Dennis DeSousa	$0	$10,001 - $50,000
Robert T. Doyle	$0	$10,001 - $50,000
Gerald P. Richardson	$0	Over $100,000
“Interested Persons”
Neil J. Hennessy	$0	$50,001 - $100,000

(1)	If all four trustee nominees are elected, the New Agreement is approved and the Transaction closes, there will be six portfolios in the fund complex overseen by the trustee nominees: (a) the Fund; (b) the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund, series of The Hennessy Mutual Funds, Inc.; and (c) the Hennessy Total Return Fund and Hennessy Balanced Fund, series of The Hennessy Funds, Inc.

Compensation

        If the trustee nominees are elected and take office, the Fund will pay each Independent Trustee a $750 fee for each meeting of the Board attended. The Fund does not pay any additional compensation for meetings of the Audit Committee. The Fund may reimburse trustees for travel expenses incurred in order to attend meetings. None of the trustee nominees were trustees of the Fund as of the end of the fiscal year ended June 30, 2004. If the trustee nominees are elected, the aggregate compensation to be paid by the Trust to each Independent Trustee for the fiscal year ending June 30, 2006 (estimating future payments based upon anticipated arrangements) would be as follows:

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Company Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation from Company Paid to Trustees
“Disinterested Persons”
J. Dennis DeSousa, Nominee	$3,000	$0	$0	$16,000
Robert T. Doyle, Nominee	$3,000	$0	$0	$16,000
Gerald P. Richardson, Nominee	$3,000	$0	$0	$16,000
“Interested Persons”
Neil J. Hennessy, Nominee	$0	$0	$0	$0

(1)	The Trust does not maintain pension or retirement plans for its trustees.

Meetings of the Board of Trustees and Committees

        The Board has an Audit Committee comprised entirely of Independent Trustees. If the trustee nominees are elected, the members of the Audit Committee will be Messrs. DeSousa, Doyle (Chairman) and Richardson. The primary functions of the Audit Committee are to recommend to the Board the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s auditors and financial records.

        The Board does not have a standing nominating committee. The Board believes that it is appropriate not to have a nominating committee because the Board as a whole can adequately serve the function of considering potential trustee nominees from time to time as needed.

General Nominating Policies, Procedures and Processes

        The Board as a whole is responsible for identifying, evaluating and recommending trustee nominees. The Independent Trustees are responsible for selecting and nominating independent trustee candidates. While the Board and Independent Trustees (with respect to selecting and nominating independent trustees) do not have a formal process for identifying and evaluating trustee candidates, in identifying and evaluating trustee nominees, the Board or the Independent Trustees, as the case may be, seek to ensure:

1.	that the Board possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2.	that the Board is comprised of trustees who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Fund.

        The Board and Independent Trustees (with respect to selecting and nominating independent trustees) look at each candidate on a case by case basis regardless of who recommends the candidate to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. At a minimum, each trustee nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if his or her election would further the goals described above, the Board or the Independent Trustees, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

1.	High standards of integrity, commitment and independent thought and judgment. A trustee nominee must also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a trustee.

2.	Relevant experience with a range of skills that will allow the trustee nominee to provide sound guidance with respect to the Trust’s operations and interests.

3.	The ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all materials in advance.

4.	The ability to discuss major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Fund. While being collegial, a trustee nominee should have the ability to be direct and not be afraid to disagree on important issues.

5.	For audit committee members, experience in the review of financial statements and satisfaction of any independence requirements of applicable rules and regulations.

Process for Shareholder Recommended Trustee Candidates

        The Board and Independent Trustees (with respect to selecting and nominating independent trustees) do not have a formal policy with regard to the consideration of any trustee candidates recommended by shareholders. Because of the size of the Board and the historically small turnover of its members, the Board and Independent Trustees (with respect to selecting and nominating independent trustees) address the need to retain members and fill vacancies after discussion among current members. Accordingly, the Board and Independent Trustees (with respect to selecting and nominating independent trustees) have determined that it is appropriate not to have such a policy at this time.

        While the Board and Independent Trustees (with respect to selecting and nominating independent trustees) are not required to consider candidates recommended by the Fund’s shareholders for election as trustees, the Board in its discretion may consider such recommendations. Any shareholder that wishes to nominate a trustee candidate should submit complete information as to the identity and qualifications of the trustee candidate. At a minimum, this information should include (a) the name and age of the candidate; (b) the candidate’s business background for at least the past five years; (c) any directorships that the candidate holds in other companies or investment companies; (d) any relationships of the candidate to the Fund, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each candidate and any other person pursuant to which the recommendation is being made.

        A shareholder recommendation for a trustee candidate should be delivered to The Henlopen Fund, Attention: Secretary, Longwood Corporate Center South, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348.

Shareholder Communications with Board of Trustees

        The Fund’s shareholders may communicate with the Board (or individual trustees serving on the Board) by sending written communications, addressed to the Board as a group or any individual trustee, to The Henlopen Fund, Attention: Board of Trustees, Longwood Corporate Center South, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, who will ensure that this communication (assuming it is properly marked care of the Board or care of a specific trustee) is delivered to the Board or the specified trustee, as the case may be.

Attendance of Trustees at Annual Meetings

        The Fund does not hold annual meetings and therefore does not have a policy with regard to trustees’ attendance at such meetings.

Required Vote

        Shareholders elect trustees by a plurality of the votes cast by shares that are entitled to vote in the election, assuming a quorum is present. For this purpose, a “plurality” means that nominees receiving the largest number of votes from the shareholders of the Fund will be elected as trustees. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention or otherwise, will not affect the election of the trustees.

        The election of the trustees is expressly conditioned upon the approval of the New Agreement and the closing of the Transaction. If all four trustee nominees are elected but the New Agreement does not receive a sufficient number of votes, the Transaction will not close, the trustee nominees will not take office and the Current Agreement will remain in effect. Likewise, if all four trustee nominees are elected and the New Agreement receives a sufficient number of votes but the Transaction does not close, the trustee nominees will not take office and the Current Agreement will remain in effect. Under either of these circumstances, the Board will consider such alternative actions, if any, as are in the best interests of the Fund.

Recommendation

        The Board recommends a vote “FOR” all of the trustee nominees.

AUDIT AND NON-AUDIT FEES

Independent Registered Public Accounting Firm

        PricewaterhouseCoopers LLP is the Fund’s current independent registered public accounting firm and was the Fund’s independent registered public accounting firm for the fiscal year ended June 30, 2004. We do not expect that representatives of PricewaterhouseCoopers LLP will be present at the Special Meeting.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee is required to pre-approve all audit services and permitted non-audit services provided by PricewaterhouseCoopers LLP or any other independent registered public accounting firm engaged by the Trust (the “Auditor”). The Audit Committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Fund’s investment adviser, Landis Associates LLC, and (b) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Trust (with entities in (a) and (b) hereinafter referred to as “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Trust.

        There is an exception to the foregoing pre-approval requirement for non-audit services provided to the Trust that applies if (x) the fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitute no more than five percent of the total fees and costs paid by the Trust to the Auditor during the fiscal year during which such non-audit services are provided; (y) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (z) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit (the “de minimis exception”). In addition, there is an exception to the foregoing pre-approval requirement for non-audit services provided to Service Affiliates of the Trust that applies if (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitute no more than five percent of the total fees and costs paid by the Trust and its Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.

Fees for Services to the Trust

        The following table provides information on the aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Trust for each of the last two fiscal years:

Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees	Totals
June 30, 2004	$13,350	$0	$4,300	$0	$17,650
June 30, 2003	$12,700	$0	$4,100	$0	$16,800

(1)	Includes aggregate fees billed for professional services rendered for the audit of the Fund’s annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Fund.

(2)	Includes aggregate fees billed for tax compliance, tax advice, tax planning and tax return preparation.

Fees for Non-Audit Services

        During the past two fiscal years, PricewaterhouseCoopers LLP has not billed any non-audit fees for services rendered to the Trust or Landis, which is the Trust’s only Service Affiliate.

ADMINISTRATOR AND PRINCIPAL UNDERWRITER

        The Fund’s administrator is Fiduciary Management, Inc., whose principal office is located at 225 East Mason Street, Milwaukee, Wisconsin 53202. If the New Agreement is approved, all four trustee nominees are elected and the Transaction closes, then for fiscal year 2006 and thereafter, the Fund’s administrator will change to U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, which is the current administrator to the Hennessy Funds.

        The Fund does not have a principal underwriter. If the New Agreement is approved, all four trustee nominees are elected and the Transaction closes, the Fund’s underwriter will be Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, which is the current underwriter to the Hennessy Funds.

RECEIPT OF SHAREHOLDER PROPOSALS

        Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

        The Board knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

HOUSEHOLDING

        To reduce expenses and duplicate mail, we will send only one copy of this proxy statement to each household address (i.e., householding) unless we have received contrary instructions. If you share an address with another shareholder, but wish to receive a separate copy of this proxy statement, please call 1-800-922-0224 or write The Henlopen Fund, Longwood Corporate Center South, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, Attention: Corporate Secretary and we will promptly send you a separate copy.

        You may request a copy of our most recent annual report and semi-annual report succeeding the annual report, if any, by writing to The Henlopen Fund, Longwood Corporate Center South, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, Attention: Corporate Secretary, or by calling 1-800-922-0224. We will furnish these copies free of charge.

THE HENLOPEN FUND
By:	/s/ Bruce V. Vogenitz
Bruce V. Vogenitz Secretary

Kennett Square, Pennsylvania
May 6, 2005

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

        Agreement made this 1st day of July, 2005 between The Hennessy Funds Trust (f/k/a The Henlopen Fund), a Delaware statutory trust (the “Trust”), and Hennessy Advisors, Inc., a California corporation (the “Adviser”).

W I T N E S S E T H:

        WHEREAS, the Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company, having one series, the Hennessy Cornerstone Growth Fund, Series II (f/k/a The Henlopen Fund) (the “Fund”); and

        WHEREAS, the Trust desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser to the Fund.

        NOW, THEREFORE, the Trust and the Adviser do mutually promise and agree as follows:

        1.     Employment.   The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

        2.     Authority of the Adviser.  The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the trustees of the Trust may determine, direct the purchase and sale of investment securities in the day to day management of the Fund. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Certificate of Trust or Trust Instrument, as each may be amended from time to time, or any applicable statute or regulation, or to relieve or deprive the trustees of the Trust of their responsibility for, and control of, the affairs of the Trust.

        3.     Expenses.   The Adviser, at its own expense and without reimbursement from the Trust or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund. The Adviser shall also bear all sales and promotional expenses of the Fund except for expenses incurred in complying with laws regulating the issue or sale of securities. The Adviser shall not be required to pay any expenses of the Fund unless the total expenses borne by the Fund, including the Adviser’s fee but excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items, in any year exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage, if any, provided by the state laws of the various states in which the Fund’s shares are qualified for sale. The expenses of the Fund’s operations borne by the Fund include by way of illustration and not limitation, trustees’ fee paid to those trustees who are not interested trustees under the Act; the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act (and amendments thereto); the expense of registering its shares with the Securities and Exchange Commission and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; taxes; legal expenses; salaries of administrative and clerical personnel; association membership dues; auditing and accounting services; insurance premiums; brokerage and other costs incurred in connection with the purchase and sale of securities; fees and expenses of the custodian of the Fund’s assets; shareholder servicing fees; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents, registrars and stock transfer agents, fund administrators and fund accountants; and the cost of keeping all necessary shareholder records and accounts.

        The Trust shall monitor the Fund’s expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation established herein, if any, the Fund shall create an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below the expense limitation.

        4.     Compensation of the Adviser.  For the services and facilities to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Trust through the Fund shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The advisory fee shall be 0.74% per annum of such average net assets. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the business days during which it is so in effect.

        5.     Ownership of Shares of the Fund.  The Adviser shall not take, and shall not permit any of its shareholders, officers, directors or employees to take, a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

        6.     Exclusivity.   The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has permitted and is permitting the Trust and the Fund to use the names “Hennessy” and “Cornerstone Growth,” it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such names, and that the Trust and the Fund will not use such names if the Adviser ceases to be the Fund’s sole investment adviser. During the period that this Agreement is in effect, the Adviser shall be the Fund’s sole investment adviser.

        7.     Liability.   In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

        8.     Brokerage Commissions.  The Adviser, subject to the control and direction of the trustees of the Trust, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the trustees of the Trust may reasonably request with respect to the Fund’s total brokerage and the manner in which that brokerage was allocated.

        9.     Code of Ethics.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Upon written request of the Trust, the Adviser shall permit the Trust to examine any reports required to be made by the Adviser pursuant to Rule 17j-1 under the Act.

        10.    Amendments.   This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the trustees of the Trust in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

        11.    Termination.   This Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving sixty (60) days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the trustees of the Trust or by the vote of the majority of the outstanding voting securities of the Trust, as defined in the Act, and (ii) the trustees of the Trust in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

        12.    Obligations of the Trust.  The name “The Hennessy Funds Trust” and references to the trustees of The Hennessy Funds Trust refer respectively to the Trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Trust Instrument dated September 16, 1992 which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of The Hennessy Funds Trust entered into in the name or on behalf thereof by any of the trustees, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

HENNESSY ADVISORS, INC.
By:
Neil J. Hennessy President

THE HENNESSY FUNDS TRUST
By:
Neil J. Hennessy President

A-4

THE HENLOPEN FUND	3 EASY WAYS TO VOTE YOUR PROXY
c/o PROXY TABULATOR P.O. BOX 9132 HINGHAM, MA 02043-9132
Vote by Mail:   Check the appropriate boxes on the reverse side of this proxy card, date and sign below and return in the postage-paid envelope provided.

Vote by Phone:   Call toll free 1-800-690-6903. Follow the recorded instructions.

Vote via the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF THE HENLOPEN FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned constitutes and appoints Michael L. Hershey and Bruce V. Vogenitz, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of stock of The Henlopen Fund held of record by the undersigned on April 15, 2005, as designated below, at the Special Meeting of Shareholders of The Henlopen Fund at Longwood Corporate Center South, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania on June 9, 2005 at 9:00 a.m., local time, and at any adjournments or postponements thereof.

        This proxy will be voted as specified. If no specification is made, this proxy will be voted “FOR” each proposal. By voting via by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

Dated: __________________________, 2005

Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Please fill in boxes as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	[X]

The Board of Trustees recommends that you vote FOR THE NEW INVESTMENT ADVISORY AGREEMENT and FOR ALL NOMINEES.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement:	[ ]	[ ]	[ ]

2.	To elect four trustees:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT**
	(01) J. Dennis DeSousa	(03) Robert T. Doyle	[ ]	[ ]	[ ]
	(02) Gerald P. Richardson	(04) Neil J. Hennessy*
*Interested Nominees

**(INSTRUCTION: To withhold authority to vote for any
individual nominee, mark "For All Except" and write that
nominee's number on the line below.)

3.	In their discretion upon such other business as may properly come before the meeting.

Please check box at right if you will be attending the meeting.	[ ]

PLEASE SIGN AND DATE ON THE REVERSE SIDE.